# LEASE AND OPTION AGREEMENT

THIS LEASE AND OPTION AGREEMENT is made and entered into as of January 1, 1992, by and between PHILA M. CALDWELL AND GORDON B. CRARY, JR., AS TRUSTEES OF THE CALDWELL SURVIVOR'S TRUST UTA DATED 9/29/86 (T.I.N[redacted]), AND THE CALDWELL MARITAL TRUST UTA DATED 9/29/86 (T.I.N[redacted]) ("Lessor") and SANTA PAULA LAND COMPANY, INC., a wholly owned subsidiary of LIMONEIRA COMPANY, a Delaware corporation ("Lessee").

1. **PREMISES**: Lessor, for and in consideration of the covenants hereinafter contained and made on the part of the Lessee, does hereby lease to Lessee, and Lessee does hereby lease from Lessor, that certain parcel of land located in the County of Santa Barbara, State of California, more particularly described on Exhibit A attached hereto and made a part hereof, together with all of Lessor's easements, rights and appurtenance thereto (the "Premises"), subject to the exceptions shown in Exhibit A. The three (3) areas lying within the "Lease Boundary" lines shown on the Martin, Northart & Spencer Survey Plat attached to Exhibit A are excluded from the Premises and are hereinafter referred to as the "Lessor reserved property." In a separate letter agreement to be attached to this Lease at the time it is executed the parties will set forth their crop and expense allocation formula and their equipment and supplies inventory for the beginning and end of the Lease Term.

2. **LEASE TERM**: Lessee shall have and hold the Premises for a term commencing on the date hereof (the "Commencement Date") and ending ten (10) years from the Commencement Date, unless sooner terminated as hereinafter provided.

3. **RENT**: Lessee covenants to pay Lessor as rent the following sums without deduction of offset:

(a) During the first year of the term hereof, Lessee shall pay basic annual rental of $41,700.00, payable in equal quarterly installments on the first day of each third month, beginning as of April 1, 1992 and continuing quarterly thereafter.

(b) On the first anniversary of the Commencement Date and on each successive anniversary date thereafter during the term of this Lease, annual rental shall be adjusted in accordance with the Consumer Price Index for All Urban Consumers, All Items, Los Angeles metropolitan area. The base index to be used shall be the index figure for the month in which the lease commences. The index for the adjustment date shall be the one reported in the index published by the U.S. Department of Labor, Bureau of Labor statistics then in use for the month closest to the first anniversary date and most nearly similar to the base index; if a different base year is used in the new index, the base figure shall be converted under a formula supplied by the Bureau. If the described index is no longer published, another generally recognized index shall be selected by the parties.

4. **LESSOR'S WARRANTIES AND COVENANTS**: Lessor hereby covenants, represents and warrants that the Premises are free and clear of all liens, encumbrances, restrictions and tenancies, whether oral or written, except as shown on the preliminary title report attached hereto as Exhibit B and except for a cattle grazing agreement dated May 5, 1992 with Landon Stableford which is cancelable on 30 days notice (a copy of which has been delivered to Lessee), that Lessee shall have sole and actual possession of the Premises from the commencement Date except as otherwise provided herein and that Lessor has no knowledge of any governmental restriction or physical condition of the Premises or other matter which would restrict the ability of Lessee to use the Premises for the purpose of cultivating avocados, lemons or other citrus. Lessor hereby acknowledges that Lessee is relying upon said covenants, representations and warranties in executing this Lease and that the matters so represented and warranted are material ones. Lessor, accordingly, agrees that any breach of warranty or misrepresentation shall be grounds for Lessee to elect, at its option, to terminate this Lease or cure Lessor's default(s) and deduct its costs to cure said defaults from rent

thereafter accruing. These remedies are in addition to all other remedies Lessee may have in law or equity. Except for the Lessor's express representations and warranties as herein set forth, the Lessee acknowledges (a) that it is fully familiar with the condition, utility and value of the Premises and any and all improvements thereto covered by the Lease, including but not limited to the trees, irrigation systems, wind machines, water wells, sources of water and the water supply, and the Lessee takes and accepts the same in their present condition and strictly "as is, where is and with all faults" and (b) that neither the Lessor nor any of the Lessor's agents has made any oral or written representation or warranty whatsoever with respect to the Premises and/or any improvements thereto and the Lessee accepts the same subject to all existing surface and subsurface conditions of the soil and all improvements thereto.

5. **INSURANCE AND INDEMNITY**: Lessee covenants at its own expense to maintain and keep in force for the mutual benefit of Lessor and Lessee general public liability insurance against claims for personal injury, death, or property damage occurring in, on or about the Premises to afford protection to the limit of not less than $1,000,000 combined single limit liability coverage. Lessee shall furnish Lessor with certificates showing such insurance to be in force at all times throughout the term of this Lease. All liability policies shall name Lessor as the additional insured. No policy shall be amended or canceled without thirty (30) days' prior written notice to Lessor, and each policy shall so provided. Except for Lessor's negligence and/or breach of express warranties, Lessee shall indemnify, protect, defend and hold harmless the Premises, Lessor and its agents, employees and representatives from and against any and all claims, loss of rents and/or damages, costs, liens, judgments, penalties, permits, attorney's and consultant's fees, expenses and/or liabilities arising out of, involving or in dealing with the occupancy of the Premises by Lessee, the conduct of Lessee's business, any act, omission or neglect of Lessee, its agents, contractors, employees, or invitees and/or any default or breach by Lessee in the performance in a timely manner of any and all obligations on Lessee's part to be performed under this Lease. The foregoing shall include but not be limited to the defense or pursuit of any claim or any action or

proceeding involved therein, whether or not in the case of claims made against Lessor, litigated and or reduced to judgment, whether well founded or not. If any such action or proceeding is brought against Lessor by reason of any of the foregoing matters, Lessee, upon notice from Lessor, shall defend the same at Lessee's expense, by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Nothing herein shall require Lessor to first pay any such claim in order to be indemnified by Lessee in accordance with foregoing provisions.

6. **TAXES:**

(a) Lessee shall pay prior to delinquency all taxes, assessments, or other impositions imposed by any governmental authority against the Premises or any improvements, fixtures and equipment thereon. Lessee's obligation shall extend only to taxes assessed against the Premises, and Lessee shall not be required to pay any franchise, gross receipts, income, or other tax assessed against the Lessor. Lessee shall provide Lessor with evidence of payment promptly upon payment of any taxes. If Lessee fails to pay any such taxes within the time set forth above, Lessor may pay the taxes and Lessee shall reimburse Lessor with the next due rental payment, plus interest at the greater of 8-1/2 percent per annum or the maximum rate permitted by California law. Lessor shall deliver tax bills to Lessee promptly upon receipt thereof.

(b) Lessor and Lessee acknowledge and agree that the Premises will continue to be assessed and taxed as one Parcel (Assessor's I.D. No. 081-200-17-00), with other property owned by Lessor and not included in the Premises, i.e., the Lessor reserved property. Lessee's obligation for the payment of taxes shall be determined as follows: With respect to taxes assessed on the land, Lessee shall pay an amount equal to that portion of the taxes, assessments and other charges that bears the same ratio to the total of the taxes, assessments and other charges as the land area of the Premises bears to the land area of the total taxed property. With respect to the taxes assessed on the buildings and other improvements located on the property, Lessee shall pay an amount equal to that portion of the taxes, assessments and other charges that bears the same ratio to the total of the taxes, assessments and other charges as the square footage of the

buildings located on the Premises bears to the square footage of the total of all comparable buildings located on the taxed property, i.e., Lessor's liability for real property taxes shall be an equitable proportion of the real property taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined from the respective valuations assigned in the assessor's worksheets or such other information as may be reasonably available including the Ventura Appraisal Company appraisal obtained to provide the initial market value stated in paragraph 20 of this Lease. The parties shall fully cooperate in making a reasonable determination of Lessee's and Lessor's proportionate share of real property taxes. Provided that the Lessor shall pay and shall indemnify Lessee with respect to real property taxes resulting from actions taken by or for the account of the Lessor.

(c) Lessee may at its cost pursue any legal remedy to contest, obtain an abatement or reduction of any taxes, assessments, or other impositions, and Lessor shall cooperate to the extent reasonably necessary. Such action may be taken in Lessor's name if required by law. In such case, Lessee shall indemnify Lessor against any and all loss, cost, expense damage of liability arising from such action, and provide assurance reasonably satisfactory to Lessor that no tax lien will affect Lessor's interest in the property.

(d) Neither Lessor nor Lessee shall consent to or approve any bonds or other assessments, for any purpose, without the joint approval of the other party.

(e) Lessor shall pay all property taxes and assessments owing on the Premises or which may become a lien on the Premises prior to the Commencement Date, i.e., such taxes and assessments shall be pro-rated to the Commencement Date (and to the Termination Date).

7. **REPAIR AND MAINTENANCE, ETC.**: So far as known to Lessor, the Premises and every part thereof are in good condition and repair. It is intended by the parties hereto that the Lessor shall have no obligation whatsoever to repair or maintain the Premises, the improvements located thereon or the equipment

therein, whether structural or non-structural, all of which obligations are intended to be that of the Lessee under this Lease. It is the intention of the parties that the terms of this Lease govern the respective obligations of the parties as to maintenance and repair of the Premises. Lessee and Lessor expressly waive the benefit of any statute now or hereafter in effect to the extent that it is inconsistent with the terms of this Lease with respect to or which affords Lessee the right to make repairs at the expense of Lessor or to terminate this Lease by reason of any needed repairs. Accordingly, except as herein expressly provided, Lessee shall, at Lessee's sole cost and expense and at all times keep the Premises and all improvements thereto and every part thereof in good order, condition and repair, structural and non-structural, whether or not such portion of the Premises requiring repair or the means of repairing the same are reasonably or readily accessible to Lessee and whether or not need for such repairs occurs as a result of Lessee's use, any prior use, the elements or the age of such portion of the Premises and, without limiting the generality of the foregoing, including all equipment and/or roads and other facilities serving the Premises and serving the Lessor reserved property and including all trees on the Lessor reserved property. Lessee shall not cause or permit any hazardous substance (as defined by applicable federal and/or California laws and/or Rules and Regulations promulgated thereunder), to be spilled or released in, on, under or about the Premises and shall promptly at Lessee's expense take all investigatory and/or remedial action reasonably recommended, whether or not formally ordered or required, for clean-up of any contamination of and for the maintenance, security and/or monitoring of the Premises, the elements surrounding same or neighboring properties that was caused or materially contributed to by Lessee, or pertaining to or involving any hazardous substance and/or storage tank brought onto the Premises by or for Lessee or under its control. In keeping the Premises in good order condition and repair the Lessee shall exercise and perform good agricultural husbandry and good maintenance practices and Lessee's obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all improvements thereon or any part thereof in good order, condition and repair. With respect to environmental matters, Lessor's and Lessee's obligations

and liability shall be as set forth in Addendum No. 1 attached hereto and by this reference incorporated herein and made a part hereof.

8. **UTILITIES, ETC.**: Lessee may make such utility installations of a non-structural nature to the Premises as are consistent with or required by the management and operation of the Premises for agricultural purposes in accordance with the permitted uses as herein provided. Lessee shall pay for all such utility installations and all utilities services provided to the Premises. The Lessor reserved property and facilities shall be serviced by such utilities, including electrical, telephone and water supply, in accordance with the water supply and other facilities now available to the Lessor reserved property, without charge or expense to Lessor except that Lessor shall pay for its own telephone expense and for electricity and butane gas which are separately metered to the Lessor reserved property. The parties acknowledge that the water supply to the Premises and to the Lessor reserved property is from wells, streams and/or aquifers and that none of the water has ever been or is required or intended by the parties to be treated. Lessor's continued use of the water shall be at Lessor's sole risk and Lessor fully releases and indemnifies Lessee from and with respect to the just and lawful claims, rights and demands of Lessor, its agents, employees, guests and invitees resulting from the use of the water furnished by Lessee to the Lessor reserved property.

9. **DAMAGE TO OR DESTRUCTION OF TREES**: The Premises are currently planted in lemon and avocado threes and are operated for the production of such fruit. If the Premises shall be rendered inoperable by fire or other casualty during the last five (5) years of the term of this Lease, to the extent of 35% or more of the insurable value of the trees or the annual production therefrom, Lessee may, at Lessee's option, to be evidenced by notice in writing given to Lessor within thirty (30) days after the occurrence of such damage or destruction, elect to terminate this Lease as of the date of the damage or destruction, whereupon Lessee shall remove all of its equipment from the Premises and leave same in a neat rubble-free condition. All insurance proceeds from casualty insurance carried by Lessee shall belong to Lessee.

10. **USE, ALTERATIONS AND TITLE TO IMPROVEMENTS**:

(a) Lessee may use the Premises for any lawful agricultural purpose; provided, however, that before using the Premises for anything except the production of avocados, lemons or other citrus, and cattle grazing, Lessee shall first obtain Lessor's written consent in each instance, which consent shall not be unreasonably withheld or delayed.

(b) Lessee shall have the right to redevelop the orchard on the Premises consistent with customary cultural practices and make, construct, alter, add to, reconstruct, modify, remove, or demolish on the Premises such buildings (excluding single family homes), structures and other improvements as Lessee in its sole discretion shall determine (collectively, the "Project"). At the commencement of the term of this Lease, Lessee has projected capital expenditures of $515,457 during the first six years of the term hereof, which expenditures are described on Exhibit C attached hereto. The Project shall be the property of the Lessee at all times during the term of this Lease, and Lessee may remove any portion of the Project at any time during the term of this Lease, and for a period of thirty (30) days after its termination. Lessor may require Lessee to remove any portion of the Project upon the termination of this Lease. Any Portion of the Project which Lessee has not removed after the expiration of such period of thirty (30) days or which Lessor does not require Lessee to remove shall be deemed to be an abandonment thereof, whereby the same shall become part of the real estate with title thereto vesting in the owner of the land. Any personal property left on the Premises after the expiration of a period of thirty (30) days after the termination of this Lease shall be deemed abandoned, and Lessor shall have the right to store such property at Lessee's expense or take any other action permitted by law. Lessor shall have the right at all times to enter the Premises to post any notice of non-responsibility with respect to any construction by Lessee. Lessee agrees to give Lessor at least 30 days written notice of Lessee's intention to remove the old barn on the Premises.

(c) Lessor shall cooperate with Lessee in the above-described development to the extent reasonably necessary and without cost to Lessor, including,

without limitation, execution of documents and applications for governmental approvals of the Project.

(d) Lessee shall give Lessor not less than ten (10) days prior written notice of Lessee intended commencement of any construction activities and Lessee shall pay or cause to be paid the total cost and expense of all works of improvement and Lessee shall not allow the enforcement against the Premises of any mechanics liens; Lessee may contest any mechanics lien, claim or demand by furnishing a mechanics lien release bond to Lessor in compliance with applicable California law. If Lessee does not discharge any mechanics lien for works of improvement performed for Lessee, Lessor shall have the right to discharge same and Lessee shall reimburse Lessor for the cost of discharging such mechanics lien including interest 8-1/2% and reasonable attorneys fees.

(e) Lessee intends to amortize the capital improvements described on Exhibit C attached hereto over a 20-year period commencing with the respective dates of installation of equipment and/or four years of planting of citrus or avocado orchards, as the case may be. If Lessee does not exercise the option described in paragraph 20 below prior to expiration of the Lease Term, Lessor shall be obligated to reimburse Lessee for the remaining unamortized cost of said capital improvements as shown on the books of Lessee within 30 days following expiration of the Lease Term. Said reimbursement shall be paid by Lessor in the form of a cashier's check made payable to Lessee or in other immediately available funds.

11. **ASSIGNMENT AND SUBLETTING**: Lessee shall not, voluntarily or by operation of law, assign, transfer, mortgage or otherwise encumber (collectively assignment) or sublet all or any part of Lessee's interest in this Lease or in the Premises without Lessor's prior written consent, which consent Lessor shall not unreasonably withhold. A change in corporate control, meaning more than a 50% change in equity ownership of Lessee, shall be deemed an assignment. Provided that the occupancy of Lessee's employees of any living accommodations on the Premises shall not require Lessor's consent.

12. **TERMS AND CONDITIONS APPLICABLE TO ASSIGNMENT AND/OR SUBLETTING**:

(a) Regardless or Lessor's consent, any assignment or subletting shall not (i) be effective without the express written assumption by such assignee or sublessee of the obligations of Lessee under this Lease, (ii) release Lessee of any obligations hereunder, or (iii) alter the primary liability of Lessee for the payment of base rent and other sums due Lessor under this Lease or for the performance of any other obligations to be performed by Lessee under this Lease.

(b) The consent of Lessor to one assignment or subletting shall not constitute a consent to any subsequent assignment or subletting by Lessee or to any subsequent or successive assignment or subletting by the sublessee. Neither a delay in the approval or disapproval of such assignment, nor the acceptance of any rent or performance, shall constitute a waiver of or estoppel as to Lessor's right to exercise its remedies for the default or breach by Lessee of any of the terms, covenants or conditions of this Lease.

(c) Each request for consent to an assignment or subletting shall be in writing, accompanied by information relevant to Lessor's determination as to the financial and operational responsibility of or the appropriateness of the proposed assignee or sublessee, including but not limited the intended use and/or required modification of the Premises, if any. Lessee agrees to provide Lessor with such other or additional information and/or documentation as may be reasonably requested by Lessor.

(d) No sublessee shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.

13. **LESSOR'S RIGHT OF RE-ENTRY**: If Lessee shall fail to pay any installments of rent promptly on the day when they become due and payable hereunder, and shall continue in default for a period of five (5) days after written notice thereof by Lessor, or if Lessee shall fail to promptly keep and perform any other affirmative covenants of this Lease and shall continue in default for a period of thirty (30) days after written notice thereof by Lessor of default and demand for performance, then

upon each such event, Lessor may (a) declare the Lease Term ended, and enter into the Premises, or any Part thereof, and expel Lessee or any person occupying the Premises of (b) re-let the Premises, applying said rent from the new tenant on this Lease, and Lessee shall be responsible for no more than the balance that may be due, should a balance exist. Anything hereinbefore contained to the contrary notwithstanding, if any default shall occur other than in the payment of money, which cannot with due diligence be cured within a period of thirty (30) days, and Lessee, prior to the expiration of thirty (30) days from the giving of notice as aforesaid, begins to cure such default, and diligently pursues such cure to completion, then the Lessor shall not have the right to declare the Lease Term ended by reason of such default.

14. **HOLDING OVER**: If Lessee continues to occupy the Premises after the last day of the Lease Term, or after the last day of any extension of the Lease Term, and the Lessor elects to accept rent, thereafter a tenancy from month to month only shall be created and not a tenancy for any longer period.

15. **CONDEMNATION**: If the whole or any part of the Premises or any improvements thereon shall be taken or condemned by any competent authority for any public use or purpose during the term of this Lease, Lessee shall receive any portion of any award allocable to its capital improvements, including orchards, to the cost or loss that Lessee may sustain in the removal and relocation of Lessee's trade fixtures and other personal property, to Lessee's anticipated or lost profits or damages because of detriment to Lessee's business and to the value of Lessee's leasehold interest. Lessee reserves the right to claim and prosecute its claim in all appropriate courts and agencies for an award or damages based upon the foregoing without impairing any rights of Lessor for the taking of or injury to its interest in the property. The entire award for the fair market value of the land taken shall be paid to Lessor. No compromise or settlement shall be made of any condemnation award without the consent of, Lessor, Lessee and any Mortgagee.

If a part of the Premises is taken or condemned which, in the sole judgment of Lessee, is sufficient to render the remaining portion unsuitable for continued use or

occupancy, then Lessee may within sixty (60) days after the date when possession of the Premises or portion thereof shall be required by the condemning authority, elect to terminate this Lease. In the event that Lessee shall fail to exercise its option to terminate this Lease, then this Lease shall continue in effect with respect to the portion of the Premises not so taken, except that the rent otherwise payable shall be reduced in proportion to the percentage of planted acreage in the Premises taken by the condemning authority. If no planted acreage is taken then the rent shall not be reduced by reason of such taking.

16. **COVENANT OF TITLE AND QUIET ENJOYMENT**: Lessor covenants that Lessor has good title to the Premises free and clear of all liens, encumbrances and restrictions, except those approved in writing by Lessee prior to execution of this Lease. Lessor shall not mortgage, assign, pledge, hypothecate or otherwise encumber its fee interest in the Premises during the term of this Lease. Lessor warrants and will defend the title thereto, and will indemnify Lessee against any damage and expense which Lessee may suffer by reason of any lien, encumbrance, restriction or defect in the title or description herein of the Premises. If, at any time, Lessor's title or right to receive rent hereunder is disputed, or there is a change of ownership of Lessor's estate by act of the parties or operation of law, Lessee may withhold rent thereafter accruing until Lessee is furnished proof satisfactory to it as to the party entitled thereto. Subject to Lessor's prior written consent in each instance (which consent shall not be unreasonably withheld) Lessee may grant to public entities and public utilities for the purposes of serving the Premises, rights of way and easements on, over or under the Premises for all water, telephone, gas, electricity, sewer and other utility services.

17. **TITLE INSURANCE**: Prior to execution of this Lease, Lessor shall apply for leasehold title insurance from Chicago Title Insurance Company in the amount of not less than two hundred fifty thousand DOLLARS ($250,000.00) showing title in Lessor and insuring the leasehold estate in Lessee. If the report on title, title binder, or commitment, so required, discloses any conditions, restrictions, liens, encumbrances, easements or covenants which have not been approved by Lessee prior to execution

hereof, Lessor shall have sixty (60) days from the date which such title report, binder, or commitment bears to cure such defects and to furnish a title report, binder, or commitment showing such defects cured or removed. If such defects in title are not so cured within sixty (60) days, Lessee may, at its option, terminate this Lease. In the event this Lease is so terminated all money, deposits and instruments shall be returned to the respective parties.

18. **TRADE FIXTURES, MACHINERY AND EQUIPMENT**: Lessor agrees that all trade fixtures, machinery, equipment or other personal property of whatever kind kept or installed on the Premises by Lessee or its sublessees shall not become the property of Lessor or a part of the realty, no matter how affixed to the Premises, and may be removed at any time during the Lease Term.

19. **RECORDING**: Lessor and Lessee agree to execute and record a short form or memorandum of this Lease and Option.

20. **PURCHASE OPTION**:

20.1 Grant of Option. Lessor hereby grants to Lessee an exclusive option ("Option") to purchase the Premises together with all of the Lessor reserved property (excluding the mobile home occupied by the Herzman Family) collectively the "Property," subject to a legal life estate to be reserved to Phila M. Caldwell in and to the Lessor reserved property, on the following terms and conditions:

20.1.1 Term. The term of the Option (the "Option Term") shall commence on the Commencement Date and shall terminate upon expiration of the Lease Term.

20.1.2 Exercise. So long as it is not then in default, Lessee may exercise the Option at any time during the Option Term by delivering written notice to Lessor of its election to do so. The exercise of the Option shall create a binding agreement between the Parties for the purchase and sale of the Property, on terms and conditions to be mutually agreed upon by Lessor and Lessee.

20.1.3 Purchase Price. The purchase price to be paid by Optionee to Lessor for the Premises shall be $4,136,600.00, adjusted for increases

in the consumer price index in accordance with Section 4(b) above. The purchase price shall be paid in the form of a bank cashier's check or in other immediately available funds.

20.1.4 Following the exercise of the Option the parties shall execute standard purchase and sale form escrow instructions with Chicago Title Insurance Company providing for the purchase and sale of the Property and providing for the allocation of costs in the manner customary in Santa Barbara County; escrow shall close within sixty (60) days after the exercise of the Option. At the closing, Lessor shall deliver title subject only to the title matters approved by Lessee as provided for in paragraph 17 and such other matters as may be acceptable to Lessee. Rent shall be pro-rated to close of escrow.

20.2 Option Assignment or Termination. The Option is an integral part of this Lease and is not assignable or otherwise transferable, in whole or in part, separately from this Lease and shall automatically terminate upon termination of this Lease.

20.3 Lessor: Non-Foreign Person. Lessor hereby represents and warrants to Lessee that Lessor is not a "foreign person" and is a "United States person" as those terms are defined in Section 7701(a) (30) of the Internal Revenue Code of 1954, as amended (the "Code"). Lessor hereby agrees to deliver to Lessee on or before the Commencement Date and to Lessee promptly after Lessee's exercise of the Option (or such earlier date as Lessee may require), an affidavit of Lessor, in the form attached as Exhibit D, sworn to under penalty of perjury, setting forth Lessor's United States tax identification number (or social security number, if Lessor does not have a tax identification number), and stating that Lessor is not a foreign person and is a United States person as defined in Code Section 7701. Lessor tax identification numbers are stated in the first paragraph of this Lease.

21. **RECIPROCAL AND REASONABLE ACCESS**: Notwithstanding the provisions of paragraph 4, each of the parties grants to the other rights of reasonable access on all existing and future roads for the mutual convenience and enjoyment of the

parties and the use and exercise of their respective rights under this Lease, without unreasonably interfering with or impairing the rights of the other.

22. **MISCELLANEOUS PROVISIONS:**

(a) If any provision of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, shall not be affected.

(b) The terms, conditions and covenants of this Lease shall be binding upon and shall inure to the benefit of each of the parties hereto, their heirs, personal representatives, successors, or assigns, and shall run with the land.

(c) This Lease contains the entire, integrated agreement between Lessor and Lessee with respect to the matters herein contained and supersedes all prior agreements and understandings between Lessor and Lessee with respect to such matters. No waivers, alterations or modifications of this Lease or any agreements in connection therewith shall be valid unless in writing duly executed by both Lessor and Lessee, as the case may be, through duly authorized agents, officers, or partners.

(d) The captions appearing in this Lease are inserted only as a matter of convenience and shall not be used in construing this Lease. The use of singular herein shall be deemed to include the plural and vice versa.

(e) Any notice, demand, or communication hereunder shall be in writing and served by personal service or by deposit in the United States Mail, registered or certified mail, return receipt requested, postage prepaid and (i) If intended for Lessor shall be addressed to: Lessor, c/o Roger C. Pettitt, 626 Wilshire Boulevard, Suite #410, Los Angeles, California 90017 and (ii) If intended for Lessee shall be addressed to: Santa Paula Land Company, Inc., 1141 Cummings Road, Santa Paula, California 93060, Attention: President, or to such other address as either party may have furnished to the other in writing as a place for the service of notice. Any notice so mailed shall be deemed to have been given three days after it is deposited in the United States mail.

(f) If the Lessor or the Lessee institutes any legal action or arbitration proceeding against the other relating to the provisions of this Lease, or any

default hereunder, the unsuccessful Party in such action or proceeding agrees to reimburse the successful party for the reasonable expenses of attorneys' fees and disbursements incurred therein by the successful Party.

(g) Each party represents and warrants to the other that the execution of this Lease has been duly authorized according to any applicable corporate by-laws, trust agreement or partnership agreement, and the individuals executing this Lease are duly authorized pursuant thereto.

(h) At any time and from time to time, within ten (10) days after notice of request by either party, the other party shall execute, acknowledge, and deliver to the requesting party, or to such other recipient as the notice shall direct, a statement certifying that this Lease is unmodified and in full force and effect as modified in the manner specified in the statement. The statement shall also state the dates to which the rent and any other charges have been paid in advance. The statement shall be such that it can be relied on by any auditor, creditor, commercial banker, and investment banker of either party and by any prospective purchaser or encumbrancer of the Premises or improvements or both or of all or any part or parts of Lessee's or Lessor's interests under this Lease.

(i) This Lease shall be governed by the laws of the State of California.

(j) There are no brokers involved in this transaction and each party warrants to the other that no brokers commissions, finders fees or other compensation shall be payable by reason of this Lease or the Option or the exercise of the Option.

(k) This Lease shall immediately and automatically terminate in the event of Lessee's dissolution or insolvency or the filing of any bankruptcy or receivership petition by or against Lessee under the bankruptcy laws.

23. **ARBITRATION**: The parties agree to the arbitration provisions set forth in ADDENDUM NO.2 attached hereto and incorporated herein.

24. **PARENT GUARANTEE**: Attached hereto as Exhibit E and

incorporated herein is the written Guaranty of Lease executed by Limoneira Company as the parent of Lessee.

IN WITNESS WHEREOF, the parties have executed this Lease in two or more counterparts, each as an original and all together as one instrument as of the date first above written.

LESSOR:

THE CALDWELL SURVIVOR'S TRUST
UTA DATED 9/29/86 AND
THE CALDWELL MARITAL TRUST
UTA DATED 9/29/86

By Phila M. Caldwell
Phila M. Caldwell
- Trustee

By Gordon B. Crary, Jr.
Gordon B. Crary, Jr.
- Trustee

The Exhibits to this Lease and Option Agreement are:

1. Addendum No. 1 - Environmental Matters.
2. Addendum No. 2 - Arbitration
3. Exhibit A - Legal Description
4. Exhibit B - Title Report
5. Exhibit C - Projected Capital Expenditures
6. Exhibit D - Lessor TIN Affidavit, etc.
7. Exhibit E - Guaranty of Lease

LESSEE:

SANTA PAULA LAND CO., INC.

By [signature]
~~President~~ CHAIRMAN

By [signature]
~~Chief Financial Officer~~
PRESIDENT

ADDENDUM NO. 1

ADDENDUM NO. 1

# ADDENDUM NO. 1

**To Caldwell Trusts - Santa Paula Land Company, Inc.**

**Lease and Option Agreement**

**Dated January 1, 1992**

---

**Environmental Matters**

As used in this Lease, the term "Hazardous Material" means any flammable items, explosives, radioactive materials, hazardous or toxic substances, material or waste or related materials, including any substances defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," or "toxic substances" now or subsequently regulated under any applicable federal, state or local laws or regulations, including without limitation petroleum-based products, paints, solvents, lead, cyanide, DDT, printing inks, acids, pesticides, ammonia compounds and other chemical products, asbestos, PCBs and similar compounds, and including any different products and materials which are subsequently found to have adverse effects on the environment or the health and safety of persons. Without the prior written consent of Lessor, Lessee shall not cause or permit any Hazardous Material to be generated, produced, brought upon, used, stored, treated or disposed of in or about the Premises by Lessee, its agents,

employees, contractors, licensees or invitees except for pesticides, rodenticides, herbicides, fuel and fertilizers and other materials approved for agricultural use. Lessor shall be entitled to take into account such factors or facts as Lessor may reasonably determine to be relevant in determining whether to grant or withhold consent to Lessee's proposed activity with respect to Hazardous Material; provided, however, that Lessor hereby consents to Lessee's storage on the Premises, in accordance with applicable laws, of any containerized Hazardous Materials held for use on the Premises which Lessor has itself customarily and lawfully stored for use on the Premises provided that if any product requires special environmental handling, the storage or use thereof on the Premises shall require Lessor's prior written approval in each instance, such approval not to be unreasonably withheld. In no event, however, shall Lessor be required to consent to the installation or use of any underground storage tanks on the Premises. Lessee shall have and hereby expressly assumes all liability for any environmental damage and/or contamination of the Premises resulting from Sublessee's occupancy and/or use of the Premises from and after the Commencement Date.

Lessor retains and hereby expressly assumes all liability for any environmental damage and/or contamination of the Premises resulting from Lessor's occupancy and/or use of the Premises prior to the Commencement Date, for removal of any underground

tanks it may have installed and for any cleanup and/or remediation work required by reason thereof. Lessor retains, and Lessee hereby grants to Lessor, a right of access to the Premises at all times during the Lease Term for purposes of testing, remediation and monitoring of any contamination of the Premises, if required by law or any local, state or federal agency, and for removal of any underground storage tank for which Lessor has retained liability. Should Lessor's entry for such purposes result in a substantial interference with Lessee's business, a just proportionate part of the rental shall be abated during the period of such substantial interference. Lessor will use its best reasonable efforts not to interfere with Sublessee's business.

ADDENDUM NO. 2

# ADDENDUM NO. 2

**To Caldwell Trusts - Santa Paula Land Company, Inc.**

**Lease and Option Agreement**

**Dated January 1, 1992**

---

By their approval signed below, the Lessor and Lessee under the above referenced Lease expressly agree to have any dispute arising out of the matters included in the arbitration of disputes provision set forth below decided by neutral arbitration as provided by the California Law and thereby give up any rights they might possess to have the dispute litigated in a Court or Jury trial. By such approval the Lessor and the Lessee give up their judicial rights to discovery and appeal, unless those rights are specifically included in the arbitration of disputes provision. If the Lessor or the Lessee should refuse to submit to arbitration after agreeing to the arbitration of disputes as stated herein, that party may be compelled to arbitrate under the authority of the California Code of Civil Procedure. Such agreement to this arbitration provision is voluntary.

**ARBITRATION OF DISPUTES:**

Any dispute or claim in law or equity arising out of this Agreement (Lease) and/or the transaction described therein shall be decided by neutral binding arbitration in a

accordance with the Rules of the American Arbitration Association and not by Court action except as provided by California Law or Judicial Review of Arbitration Proceedings. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. The parties shall have the right to discovery in accordance with Code of Civil Procedure Section 1283.05. The following matters are excluded from arbitration hereunder:

(a) A judicial or non-judicial foreclosure or other action or proceeding to enforce a deed of trust, mortgage, or real property sales contract as defined in Civil Code Section 2985,

(b) an unlawful detainer action,

(c) the filing or enforcement of a mechanic's lien,

(d) any matter which is within the jurisdiction of a probate or small claims court, or

(e) an action for bodily injury or wrongful death, or for latent or patent defects in which Code of Civil Procedure Section 337.1 or 337.15 applies. The filing of a judicial action to enable the recording of a Notice of Pending Action, for Order of Attachment, Receivership, injunction, or other provisional remedies, shall not constitute a waiver of the right to arbitrate under this provision.

The foregoing arbitration of disputes provision is hereby approved and made a part of the within Lease.

Approved:

| THE CALDWELL TRUSTS | SANTA PAULA LAND COMPANY, INC. |
| --- | --- |
| By ____________________ Phila M. Caldwell and | By ____________________ President |
| By ____________________ Gordon B. Crary, Jr. Co-Trusteees. - LESSOR | By ____________________ Chief Financial Officer - LESSEE |

EXHIBIT A

The lan

THAT PORTION OF TRACT NO. 1 AND TRACT NO. 2 OF THE DIVISION OF ALL THAT PART OF THE RANCHO NUESTRA SENORA DEL REFUGIO THAT BELONGED TO THE ESTATE OF BRUNE ORELLO, DECEASED, IN THE COUNTY OF SANTA BARBARA, STATE OF CALIFORNIA, ACCORDING TO MAP RECORDED IN BOOK 2, PAGE 16 OF MAPS AND SURVEYS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS:

BEGINNING AT A PIPE SURVEY MONUMENT ON LEDGE OF ROCK AT THE NORTHWEST CORNER OF TRACT NO.2; THENCE ALONG THE LINE OF SAID TRACT 2 OF SAID SUBDIVISION THE FOLLOWING COURSES AND DISTANCES: SOUTH 4° 40 1/2' EAST 1063.9 FEET TO A PIPE SURVEY MONUMENT ABOUT 1 FOOT EAST OF FENCE POST MARKED "F" 12; THENCE SOUTH 2° 16' EAST 699.1 FEET TO A PIPE SURVEY MONUMENT ABOUT 1 FOOT WEST OF FENCE POST MARKED "F" 13; THENCE SOUTH 8° 57' EAST 747.0 FEET TO A PIPE SURVEY MONUMENT ABOUT 1 FOOT EAST OF FENCE POST MARKED "F" 8; THENCE SOUTH 2° 45' EAST 1749.5 FEET TO A PIPE SURVEY MONUMENT ABOUT 1 FOOT EAST OF FENCE POST MARKED "F" 7; THENCE SOUTH 18° 26 1/2 WEST 1062 FEET TO A PIPE SURVEY MONUMENT IN MOUND OF ROCKS, FROM WHICH FENCE POST MARKED "F" 14 L.P. BEARS SOUTH 66° 50' EAST 1 1/2 FEET; THENCE SOUTH 66° 50' EAST 4799.2 FEET TO A POINT FROM WHICH AN X CUT ON ROCK MARKED F.B.P. BEARS SOUTH 50° 18' WEST 47.3 FEET, ANOTHER X CUT ON ROCK MARKED X F.B.P. BEARS NORTH 54° 06' WEST 54.78 FEET AND A NAIL IN ANGLE POST OF FENCE BEARS SOUTH 88° 57' EAST 20.55 FEET; THENCE ALONG THE CENTER LINE OF REFUGIO ROAD, NORTH 45° 25' EAST 149.5 FEET TO A POINT ; THENCE NORTH 24° 07' EAST 318.7 FEET TO A POINT; THENCE NORTH 15° 41' EAST 791.55 FEET TO A POINT; THENCE NORTH 25° 17' WEST 180.4 FEET TO A POINT; THENCE NORTH 17° 31' EAST 245.6 FEET TO A POINT FROM WHICH A PIPE SURVEY MONUMENT ON THE WEST SIDE OF REFUGIO ROAD BEARS NORTH 78° 56' WEST 20.24 FEET; THENCE LEAVING SAID LINE OF SAID TRACT 2 OF SAID SUBDIVISION, NORTH 78° 56' WEST 522.0 FEET TO A PIPE SURVEY MONUMENT ON TOP OF BANK; THENCE NORTH 24° 37' EAST 241.9 FEET TO A PIPE SURVEY MONUMENT TOP OF BANK; THENCE NORTH 12° 55' EAST 141.6 FEET TO A SPIKE IN ROOT OF WILLOW TREE; THENCE NORTH 19° 22' EAST 140.8 FEET TO A PIPE SURVEY MONUMENT FROM WHICH A SPIKE IN LARGE SYCAMORE BEARS SOUTH 48 1/4° WEST 3.9 FEET; THENCE NORTH 64° 55' EAST 191.7 FEET TO A PIPE SURVEY MONUMENT FROM WHICH SPIKE IN ALDER TREE BEARS NORTH 57° WEST 3.31 FEET, ALSO A SPIKE IN ANOTHER ALDER TREE BEARS SOUTH 56° WEST 11.74 FEET; THENCE NORTH 37° 52' EAST 118.5 FEET TO A PIPE SURVEY MONUMENT; THENCE NORTH 62° 12' EAST 60.4 FEET TO A PIPE SURVEY MONUMENT; THENCE NORTH 18° 20' EAST 94.4 FEET TO A PIPE SURVEY MONUMENT; THENCE NORTH 42° 14' WEST 173.3 FEET TO A PIPE SURVEY MONUMENT FROM WHICH A SPIKE IN

DESCRIPTION CONTINUED.

ALDER TREE BEARS SOUTH 80 1/2° EAST 16.6 FEET AND SPIKE IN A
WILLOW TREE BEARS NORTH 30 3/4° EAST 17.83 FEET; THENCE NORTH
35° 52' WEST 94.0 FEET TO A PIPE SURVEY MONUMENT FROM WHICH A
SPIKE IN ALDER TREE BEARS SOUTH 28 1/2° EAST 11.02 FEET AND A
SPIKE IN ANOTHER ALDER TREE BEARS NORTH 21 1/4° WEST 10.52 FEET; THEI
NORTH 15° 50' WEST 97.7 FEET TO A PIPE SURVEY MONUMENT ON TOP OF
BANK; THENCE NORTH 46° 51' EAST 117.2 FEET TO A PIPE SURVEY MONU-
MENT ON TOP OF BANK; THENCE NORTH 23° 08' EAST 139.2 FEET TO A
PIPE SURVEY MONUMENT FROM WHICH A SPIKE IN WILLOW BEARS SOUTH 8
1/4° WEST 5.20 FEET AND SPIKE IN ANOTHER WILLOW BEARS SOUTH 62
3/4° EAST 13.88 FEET; THENCE NORTH 48° 09' EAST 84.3 FEET TO A
PIPE SURVEY MONUMENT FROM WHICH A SPIKE IN ALDER TREE BEARS NORTH
51 1/2° WEST 10.40 FEET AND ANOTHER SPIKE IN ALDER TREE BEARS
NORTH 70" EAST 5.95 FEET; THENCE NORTH 39° 02' EAST 223.0 FEET TO
A PIPE SURVEY MONUMENT FROM WHICH A SPIKE IN ALDER TREE BEARS NORTH
48 1/2° EAST 9.70 FEET AND ANOTHER SPIKE IN ALDER TREE BEARS NORTH
34 1/2° WEST 15.75 FEET; THENCE NORTH 65° 13' WEST 148.0 FEET TO
A PIPE SURVEY MONUMENT; THENCE NORTH 7° 51' WEST 125.6 FEET TO AN
X ON TOP OF ROCK; THENCE NORTH 25° 30' EAST 106.4 FEET TO A PIPE
SURVEY MONUMENT; THENCE NORTH 43° 34' EAST 221.7 FEET TO A PIPE
SURVEY MONUMENT; THENCE NORTH 47°14' EAST 108.3 FEET TO A PIPE
SURVEY MONUMENT; THENCE NORTH 9° 01' WEST 75.5 FEET TO A PIPE SUR-
VEY MONUMENT; THENCE NORTH 40° 34' WEST 147.6 FEET TO A PIPE SUR-
VEY MONUMENT; THENCE SOUTH 45° 41' WEST 111.1 FEET TO A PIPE SURVEY
MONUMENT; THENCE SOUTH 72° 17' WEST 77.2 FEET TO A PIPE SURVEY MONU-
MENT; THENCE NORTH 71° 11' WEST 87.8 FEET TO A PIPE SURVEY MONUMENT;
THENCE NORTH 1° 51' EAST 74.4 FEET TO A SPIKE IN ROOT OF WILLOW;
THENCE NORTH 4° 02' EAST 59.7 FEET TO A PIPE SURVEY MONUMENT; THENCI
NORTH 69° 10' WEST 1630.5 FEET TO A PIPE SURVEY MONUMENT; THENCE
NORTH 15° 51' WEST 421.3 FEET TO A PIPE SURVEY MONUMENT; THENCE NOR
1° 17' WEST 1054.0 FEET TO A SPIKE IN ROOT OF LIVE OAK STUMP; THENCI
NORTH 68° 53' WEST 123.7 FEET TO A SPIKE IN ROOT OF LIVE OAK; THENCI
NORTH 71° 36' WEST 309.6 FEET TO A SPIKE IN ROOT OF LIVE OAK; THENCI
SOUTH 81° 21' WEST 238.6 FEET TO A PIPE SURVEY MONUMENT ON TOP OF
RIDGE; THENCE SOUTH 83° 53' WEST 84.0 FEET TO A SPIKE IN ROOT OF LI
OAK; THENCE NORTH 63° 46' WEST 115.6 FEET TO A SPIKE ON NORTH SIDE
LIVE OAK; THENCE NORTH 16° 00' EAST 261.5 FEET TO A PIPE SURVEY MON
MENT; THENCE NORTH 22° 44' EAST 810.6 FEET TO A PIPE SURVEY MONUMEN
ON THE NORTH LINE OF THE REFUGIO RANCHO FROM WHICH A SPIKE IN LIVE
OAK BEARS NORTH 16° 40' EAST 23.95 FEET AND A SPIKE IN ANOTHER LIVE
OAK BEARS SOUTH 65 1/2° WEST 39.31 FEET, ALSO A 2-INCH PIPE SURVEY
MONUMENT AT THE SOUTHEAST CORNER OF THE TAJIGUAS RANCHO, BEARS SOUT
89° 55 1/2' EAST 118.9 FEET; THENCE NORTH 89° 55 1/2' WEST 2662.3
FEET TO THE POINT OF BEGINNING.

SAID LAND IS ALSO SHOWN ON MAP RECORDED MAY 14, 1930 IN BOOK 20, PA
180 OF RECORDS OF SURVEY, IN THE OFFICE OF THE COUNTY RECORDER OF S
COUNTY.

DESCRIPTION CONTINUED:

EXCEPTING THEREFROM ALL THAT PORTION OF SAID LAND LYING NORTHERLY OF THE FOLLOWING DESCRIBED LINE: COMMENCING AT A SURVEY MONUMENT AT THE NORTHWEST CORNER OF SAID LAND; THENCE ALONG THE WESTERLY LINE OF SAID PARCEL THE FOLLOWING COURSES AND DISTANCES: SOUTH 4°40'30" EAST 1063.9 FEET, THENCE SOUTH 2°16'00" EAST 355.00 FEET TO THE TRUE POINT OF BEGINNING; THENCE SOUTH 88°02'24" EAST LEAVING SAID WESTERLY LINE AND INTO SAID LAND 3012 FEET MORE OR LESS TO A POINT IN THE EASTERLY LINE OF SAID LAND.

SAID LAND IS SHOWN TOGETHER WITH OTHER LAND ON MAP RECORDED MAY 14, 1930 IN BOOK 20, PAGE 180 OF RECORDS OF SURVEY, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.


FENCE
GATE
WATER TANK
C.L. 60' WIDE ROAD EASEMENT
POND
Lease Boundary
WOOD FRAME BUILDING
WOOD BUILDING
POWER POLE (TYP.)
LEASE BOUNDARY
MAIN RESIDENCE
POOL
LEASE BOUNDARY CREST OF HILL
AVOCADO ORCHARD
C.L. DIRT ROAD
C.L. OF 20' WIDE DIRT ROAD
TRAILER
GARAGE
LEASE BOUNDARY
HOBBY SHOP
BARN
FUEL TANKS
SHED
MACHINE SHOP
TOP OF BANK
GARAGE
LEASE BOUNDARY
PROPERTY BOUNDARY
C.L. 60' WIDE ROAD EASEMENT
C.L. GRAVEL DRIVE
C.L. 16' WIDE DIRT ROAD
BARBED WIRE FENCE
PARKING SHED
WATER TANK
GARAGE
WOOD FRAME HOUSE
C.L. REFUGIO ROAD
GRAPHIC SCALE
( IN FEET )
1 inch = 100 ft.
■ = SET WOODEN HUB & LATH FOR LEASE CORNER.

MAP SHOWING LOCATION
OF
THREE LEASE EXCLUSION PARCELS
AND CERTAIN IMPROVEMENTS ON
A.P.N. 81-200-17.

PREPARED FEBRUARY, 1992 AT
THE REQUEST OF MRS. PHILA CALDWELL

LICENSED LAND SURVEYOR · STATE OF CALIFORNIA

MARTIN, NORTHART & SPENCER, INC.
CIVIL ENGINEERS · LAND SURVEYORS


A.P.N. 81-200-17
LEASE #1
LEASE #2
LEASE #3
REFUGE ROAD
GRAPHIC SCALE
LOCATION MAP SHOWING
LEASE EXCLUSION PARCELS
MARTIN, NORTHART & SPENCER, INC.
CIVIL ENGINEERS - LAND SURVEYORS

EXHIBIT B

Issuing Office: SECURITY UNION
TITLE INSURANCE COMPA[NY]
1101 Anacapa Street
Santa Barbara, Ca. 93101
(805) 963-8661

RECEIVED
JUN 01 1992

BRANT & PETTITT
626 WILSHIRE BLVD
SUITE 410
LOS ANGELES, CA 90017
ROGER PETTITT

Order No: 921971 -KMS
Order Ref: CALDWELL TRUSTS
Your Ref: LIMONEIRA COMPANY, A
Property: SEE ATTACHED STARTER, CA

Dated as of May 21, 1992 at 7:30 A.M.

In response to the above referenced application for a policy of title insurance,
SECURITY UNION TITLE INSURANCE COMPANY
hereby reports that it is prepared to issue, or cause to be issued, as of the date hereof, a Policy or Policies of Title Insurance describing the land and the estate or interest therein hereinafter set forth, insuring against loss which may be sustained by reason of any defect, lien or encumbrance not shown or referred to as an Exception in Schedule B or not excluded from coverage pursuant to the printed Schedules, Conditions and Stipulations of said Policy forms.

The printed Exceptions and Exclusions from the coverage of said Policy or Policies are set forth in the attached list. Copies of the Policy forms should be read. They are available from the office which issued this report.

THIS REPORT (AND ANY SUPPLEMENTS OR AMENDMENTS HERETO) IS ISSUED SOLELY FOR THE PURPOSE OF FACILITATING THE ISSUANCE OF A POLICY OF TITLE INSURANCE AND NO LIABILITY IS ASSUMED HEREBY. IF IT IS DESIRED THAT LIABILITY BE ASSUMED PRIOR TO THE ISSUANCE OF A POLICY OF TITLE INSURANCE, A BINDER OR COMMITMENT SHOULD BE REQUESTED.

The form of policy of title insurance contemplated by this report is:

| | Standard Coverage | Extended Coverage |
|---|---|---|
| California Land Title Association Standard Coverage Policy | X | |
| American Land Title Association Owner's Policy | | |
| A.L.T.A. Residential Title Insurance Policy | | |
| American Land Title Association Loan Policy | | |
| Other: | | |

Karen M. Smagala

Title Officer, KAREN M. SMAGALA

Order No: 921971 -KMS

# SCHEDULE A

1. The estate or interest in the land hereinafter described or referred to covered by this report is:

A FEE

2. Title to said estate or interest at the date hereof is vested in:

GEORGE V. CALDWELL AND PHILA M. CALDWELL, Trustees under trust agreement dated September 29, 1986 fbo George V. and Phila M. Caldwell as Trustors, subject to Item No. #15 of Schedule B.

3. The land referred to in this report is situated in the State of California, County of Santa Barbara and is described as follows:

AS DESCRIBED IN EXHIBIT ATTACHED HERETO

**DESCRIPTION**

That portion of Tract No. 1 and Tract No. 2 of the Division of all that part of the Rancho Nuestra Senora Del Refugio that belonged to the Estate of Brune Orello, deceased, in the County of Santa Barbara, State of California, according to map recorded in Book 2, Page 16 of Maps and Surveys, in the Office of the County Recorder of said County, described as follows:

Beginning at a pipe survey monument on ledge of rock at the Northwest corner of Tract No. 2; thence along the line of said Tract 2 of said subdivision the following courses annd distances; South 4° 40-1/2' East 1063.9 feet to a pipe survey monument about 1 foot East of fence post marked "F" 12; thence South 2° 16' East 699.1 feet to a pipe survey monument about 1 foot West of fence post marked "F" 13; thence South 8° 57' East 747.0 feet to a pipe survey monument about 1 foot East of fence post marked "F" 8; thence South 2° 45' East 1749.5 feet to a pipe survey monument about 1 foot East of fence post marked "F" 7; thence South 18° 26-1/2 West 1062 feet to a pipe survey monument in mound of rocks, from which fence post marked "F" 14 L.P. bears South 66° 50' East 1-1/2 feet; thence South 66° 50' East 4799.2 feet to a point from which an X cut on rock marked F.B.P. bears South 50° 18' West 47.3 feet, another X cut on rock marked X F.B.P. bears North 54° 06' West 54.78 feet and a nail in angle post of fence bears South 88° 57' East 20.55 feet; thence along the center line of Refugio Road, North 45° 25' East 149.5 feet to a point; thence North 24° 07' East 318.7 feet to a point; thence North 15° 41' East 791.55 feet to a point; thence North 25° 17' West 180.4 feet to a point; thence North 17° 31' East 245.6 feet to a point from which a pipe survey monumnet on the West side of Refugio Road bears North 78° 56' West 20.24 feet; thence leaving said line of said Tract 2 of said subdivision, North 78° 56' West 522.0 feet to a pipe survey monument on top of bank; thence North 24° 37' East 241.9 feet to a pipe survey monument top of bank; thence North 12° 55' East 141.6 feet to a spike in root of willow tree; thence North 19° 22' East 140.8 feet to a pipe survey monument from which a spike in large sycamore bears South 48-1/4° West 3.9 feet; thence North 64° 55' East 191.7 feet to a pipe survey monument from which spike in alder tree bears North 57° West 3.31 feet, also a spike in another alder tree bears South 56° West 11.74 feet; thence North 37° 52' East 118.5 feet to a pipe survey monument; thence North 62° 12' East 60.4 feet to a pipe survey monument; thence North 18° 20' East 94.4 feet to a pipe survey monument; thence North 42° 14' West 173.3 feet to a pipe survey monument from which a spike in alder tree bears South 80-1/2° East 16.6 feet and spike in a willow tree bears North 30-3/4° East 17.83 feet; thence North 35° 52' West 94.0 feet to a pipe survey monument from which a spike in alder tree bears South 28-1/2° East 11.02 feet and a spike in another alder tree bears North 21-1/4° West 10.52 feet; thence North 15° 50' West 97.7 feet to a pipe survey monument on top of bank; thence North 46° 51' East 117.2 feet to a pipe survey monument on top of bank; thence North 23° 08' East 139.2 feet to a pipe survey monument from which a spike in willow bears South 8-1/4° West 5.20 feet and spike in another willow bears South 62-3/4° East 13.88 feet; thence North 48° 09' East 84.3 feet to a pipe survey monument from which a spike in alder tree bears North 51-1/2° West 10.40 feet and another spike in alder tree bears North 70" East 5.95 feet; thence North 39° 02' East 223.0 feet to a pipe survey monument from which a spike in alder tree bears North 48-1/2° East 9.70 feet and another spike in alder tree bears North 34-1/2° West 15.75 feet; thence North 65° 13' West 148.0 feet to a pipe survey monument; thence North 7° 51' West 125.6 feet to an X on top of rock; thence North 25° 30' East 106.4 feet to a pipe survey monument; thence North 43° 34' East 221.7 feet to a pipe survey monument; thence North 47° 14' East 108.3 feet to a pipe survey monument; thence North 9° 01' West 75.5 feet to a pipe survey monument; thence North 40° 34' West 147.6 feet to a pipe survey monument; thence South 45° 41' West 111.1 feet to a pipe survey monument; thence South 72° 17' West 77.2 feet to a pipe survey monument; thence North 71° 11' West 87.8 feet to a pipe survey monument; thence North 1° 51' East 74.4 feet to a

## DESCRIPTION

spike in root of willow; thence North 4° 02' East 59.7 feet to a pipe survey monument; thence North 69° 10' West 1630.5 feet to a pipe survey monument; thence North 15° 51' West 421.3 feet to a pipe survey monument; thence North 1° 17' West 1054.0 feet to a spike in root of live oak stump; thence North 68° 53' West 123.7 feet to a spike in root of live oak; thence North 71° 36' West 309.6 feet to a spike in root of live oak; thence South 81° 21' West 238.6 feet to a pipe survey monument on top of ridge; thence South 83° 53' West 84.0 feet to a spike in root of live oak; thence North 63° 46' West 115.6 feet to a spike on North side of live oak; thence North 16° 00' East 261.5 feet to a pipe survey monument; thence North 22° 44' East 810.6 feet to a pipe survey monument on the North line of the Refugio Rancho from which a spike in live oak bears North 16° 40' East 23.95 feet and a spike in another live oak bears South 65-1/2° West 39.31 feet, also a 2-inch pipe survey monument at the Southeast corner of the Tajiguas Rancho, bears South 89° 55-1/2' East 118.9 feet; thence North 89° 55-1/2' West 2662.3 feet to the point of beginning.

Said land is also shown on map recorded May 14, 1930 in Book 20, Page 180 of Records of Survey, in the Office of the County Recorder of said County.

EXCEPTING therefrom all that portion of said land lying Northerly of the following described line: Commencing at a survey monument at the Northwest corner of said land; thence along the Westerly line of said parcel the following courses and distances: South 4° 40' 30" East 1063.9 feet, thence South 2° 16' 00" East 355.00 feet to the tru point of beginning; thence South 88° 02' 24" East leaving said Westerly line and into said land 3012 feet more or less to a point in the Easterly line of said land.

Said land is also shown on map recorded May 14, 1930 in Book 20, Page 180 of Records of Survey, in the Office of the County Recorder of said County.

# SCHEDULE B

At the date hereof exceptions to coverage in addition to the printed Exceptions and Exclusions in the policy form designated on the face page of this Report would be as follows:

A 1. Property taxes, including any assessments collected with taxes, to be levied for the fiscal year 1992-93 which are a lien not yet payable.

Assessment No.: 081-200-17

B 2. The lien of supplemental taxes, if any, assessed pursuant to the provisions of chapter 3.5 (commencing with Section 75) of the Revenue and Taxation Code of the State of California.

C 3. Water rights, claims or title to water, whether or not the matters are shown by the public records.

D 4. Any title, interests, rights or easements which exist or are claimed to exist over any parts of said land which presently are or in the past have been covered by water.

E 5. An easement for the purpose shown below and rights incidental thereto as set forth in a document

| | |
|---|---|
| Granted to: | County of Santa Barbara |
| Purpose: | Road |
| Recorded: | December 21, 1897 in Book 61, Page 72 of Deeds |
| Affects: | Southeasterly part of said land |

F 6. The right "to lay and maintain pipes for water across Parcel One for the benefit of land lying below said tract and right to enter thereon for the purposes of laying, relaying or repairing such pipes as reserved in the deed from Stephen Rutherford, et ux., Page 246 of Official Records.

G 7. An easement for the purpose shown below and rights incidental thereto as set forth in a document

| | |
|---|---|
| Granted to: | Southern California Telephone Company |
| Purpose: | Pole lines and underground conduits |
| Recorded: | April 21, 1942 as Instrument No. 3281 in Book 544, Page 390 of Official Records |
| Affects: | Said land |

H 8. An easement for the purpose shown below and rights incidental thereto as set forth in a document

Granted to: Southern California Edison, a California

# SCHEDULE B
(continued)

| | |
|---|---|
| | corporation |
| Purpose: | Public utilities |
| Recorded: | August 13, 1952 as Instrument No. 12321 in Book 1087, Page 442, Official Records |
| Affects: | 10 feet in width over the Westerly portion of said land |

I 9. An easement for the purpose shown below and rights incidental thereto as set forth in a document

| | |
|---|---|
| Granted to: | General Telephone Company of California, a corporation |
| Purpose: | Public utilities |
| Recorded: | April 30, 1962 as Instrument No. 17379 in Book 1923, Page 226 of Official Records |
| Affects: | A strip 10 feet in width over the Southeasterly portion of said land |

J 10. An easement for the purpose shown below and rights incidental thereto as set forth in a document

| | |
|---|---|
| Granted to: | James K. Aurness |
| Purpose: | Public utilities and road |
| Recorded: | January 9, 1974 as Instrument No. 902 in Book 2496, Page 629, Official Records |
| Affects: | Strips of land 60 feet in width |

K 11. An easement for the purpose shown below and rights incidental thereto as set forth in a document

| | |
|---|---|
| Granted to: | Stewart L. Abercrombie, individually and as trustee under the Will of Lilian C. Abercrombie |
| Purpose: | Public utilities and road |
| Recorded: | January 9, 1974 as Instrument No. 902 in Book 2496, Page 629, Official Records |
| Affects: | Strips of land 60 feet in width |

L A document recorded September 29, 1987 as Instrument No. 87-73460 proports to supercede and replace the easement described above.

M 12. Covenants and restrictions imposed by a Land Conservation Contract executed pursuant to Section 51200 et seq. California Government Code

| | |
|---|---|
| Dated: | December 22, 1975 |
| Executed by: | Richard C. Bergen, William A. Wilson and Robert A. |

## SCHEDULE B
## (continued)

| | |
|---|---|
| | Emme and George V. Caldwell |
| Recorded: | January 28, 1976 as Instrument No. 3460 in Book 2601, Page 1106, Official Records |
| Affects: | Said land |

N 13. Matters contained in an instrument entitled "Easement Deed"

| | |
|---|---|
| Dated: | September 11, 1987 |
| Executed by: | George V. Caldwell and Phila M. Caldwell |
| Recorded: | September 29, 1987 as Instrument No. 87-73460, Official Records |

Reference is made to said document for full particulars.

O Among other things, said document provides:

Granting of easements, and replacement of existing easements.

P 14. An easement for the purpose shown below and rights incidental thereto as set forth in a document

| | |
|---|---|
| Granted to: | Southern California Edison, a California corporation |
| Purpose: | Public utilities |
| Recorded: | January 27, 1989 as Instrument No. 89-006461, Official Records |
| Affects: | 10 foot strip and two 4 foot strips over said land |

Q 15. Any invalidity or defect in the title of the vestees in the event that the trust referred to in the vesting portion of Schedule A is invalid or fails to grant sufficient powers to the trustee(s) or in the event there is a lack of compliance with the terms and provisions of the trust instrument.

R END OF SCHEDULE B

S NOTE NO. 1: The charge for a policy of title insurance, when issued through this title order, will be based on the basic (not short-term) title insurance rate.

T NOTE NO. 2:

If title is to be insured in the trustee(s) of a trust, (or if their act is to be insured), this Company will require a copy of the trust instrument creating such trust, and all amendments thereto, together with a written verification by all present trustees that the copy is a true

# SCHEDULE B
(continued)

and correct copy of the trust, as it may have been amended, that it is in full force and effect and that it has not been revoked or terminated.

U ks/ks


NATIONAL
FOREST
BDY.
NORA
DEL
REFUGIO
16
87.94 ± Ac.
4
345.72 Ac.
17
448.84 ± Ac.
RD.
REFUGIO
SENORA DEL REFUGIO
NUESTRA
CANADA DEL CORRAL
RANCHO
RANCHO
21
22
23

"This plat is for your aid in locating your land with reference to streets and other parcels. While this plat is believed to be correct, the Company assumes no liability for any loss occurring by reason of reliance thereon."

# LIST OF PRINTED EXCEPTIONS AND EXCLUSIONS

## CALIFORNIA LAND TITLE ASSOCIATION STANDARD COVERAGE POLICY - 1990

### EXCLUSIONS FROM COVERAGE

The following matters are expressly excluded from the coverage of this policy and the Company will not pay loss or damage, costs, attorneys' fees or expenses which arise by reason of:

1. (a) Any law, ordinance or governmental regulation (including but not limited to building and zoning laws, ordinances, or regulations) restricting, regulating, prohibiting or relating to (i) the occupancy, use, or enjoyment of the land; (ii) the character, dimensions or location of any improvement now or hereafter erected on the land; (iii) a separation in ownership or a change in the dimensions or area of the land or any parcel of which the land is or was a part; or (iv) environmental protection, or the effect of any violation of these laws, ordinances or governmental regulations, except to the extent that a notice of the enforcement thereof or a notice of a defect, lien or encumbrance resulting from a violation or alleged violation affecting the land has been recorded in the public records at Date of Policy.

   (b) Any governmental police power not excluded by (a) above, except to the extent that a notice of the exercise thereof or a notice of a defect, lien or encumbrance resulting from a violation or alleged violation affecting the land has been recorded in the public records at Date of Policy.

2. Rights of eminent domain unless notice of the exercise thereof has been recorded in the public records at Date of Policy, but not excluding from coverage any taking which has occurred prior to Date of Policy which would be binding on the rights of a purchaser for value without knowledge.

3. Defects, liens, encumbrances, adverse claims or other matters:
   (a) whether or not recorded in the public records at Date of Policy, but created, suffered, assumed or agreed to by the insured claimant;
   (b) not known to the Company, not recorded in the public records at Date of Policy, but known to the insured claimant and not disclosed in writing to the Company by the insured claimant prior to the date the insured claimant became an insured under this policy;
   (c) resulting in no loss or damage to the insured claimant;
   (d) attaching or created subsequent to Date of Policy; or
   (e) resulting in loss or damage which would not have been sustained if the insured claimant had paid value for the insured mortgage or the estate or interest insured by this policy.

4. Unenforceability of the lien of the insured mortgage because of the inability or failure of the insured at Date of Policy, or the inability or failure of any subsequent owner of the indebtedness, to comply with applicable doing business laws of the state in which the land is situated.

5. Invalidity or unenforceability of the lien of the insured mortgage, or claim thereof, which arises out of the transaction evidenced by the insured mortgage and is based upon usury or any consumer credit protection or truth-in-lending law.

6. Any claim, which arises out of the transaction vesting in the insured the estate or interest insured by this policy or the transaction creating the interest of the insured lender, by reason of the operation of federal bankruptcy, state insolvency or similar creditors' rights laws.

---

### EXCEPTIONS FROM COVERAGE

This policy does not insure against loss or damage (and the Company will not pay costs, attorneys' fees or expenses) which arise by reason of:

1. Taxes or assessments which are not shown as existing liens by the records of any taxing authority that levies taxes or assessments on real property or by the public records.

   Proceedings by a public agency which may result in taxes or assessments, or notices of such proceedings, whether or not shown by the records of such agency or by the public records.

2. Any facts, rights, interests or claims which are not shown by the public records but which could be ascertained by an inspection of the land or which may be asserted by persons in possession thereof.

3. Easements, liens or encumbrances, or claims thereof, which are not shown by the public records.

4. Discrepancies, conflicts in boundary lines, shortage in area, encroachments, or any other facts which a correct survey would disclose, and which are not shown by the public records.

5. (a) Unpatented mining claims; (b) reservations or exceptions in patents or in Acts authorizing the issuance thereof; (c) water rights, claims or title to water, whether or not the matters excepted under (a), (b) or (c) are shown by the public records.

## AMERICAN LAND TITLE ASSOCIATION RESIDENTIAL TITLE INSURANCE POLICY (6-1-87)

### EXCLUSIONS

In addition to the exceptions in Schedule B, you are not insured against loss, costs, attorney's fees and expenses resulting from:

1. Governmental policy power, and the existence or violation of any law or government regulation. This includes building and zoning ordinances and also laws and regulations concerning:
   - land use
   - improvements on the land
   - land division
   - environmental protection

   This exclusion does not apply to the violations or the enforcement of these matters which appear in the public records at Policy Date.
   This exclusion does not limit the zoning coverage described in Items 12 and 13 of Covered Title Risks.

2. The right to take the land by condemning it, unless:
   - a notice of exercising the right appears in the public records on the Policy Date
   - the taking happened prior to the Policy Date and is binding on you if you bought the land without knowing of the taking

3. Title Risks:
   - that are created, allowed, or agreed to by you
   - that are known to you, but not to us, on the Policy Date - unless they appeared in the public records
   - that result in no loss to you
   - that first affect your title after the Policy Date - this does not limit the labor and material lien coverage in Item 8 of Covered Title Risks

4. Failure to pay value for your title.

5. Lack of a right:
   - to any land outside the area specifically described and referred to in item 3 of Schedule A, or
   - in streets, alleys, or waterways that touch your land

   This exclusion does not limit the access coverage in Item 5 of Covered Title Risks.

### EXCEPTIONS FROM COVERAGE

In addition to the Exclusions, you are not insured against loss, costs, attorneys fees and expenses resulting from:

Someone claiming an interest in your land by reason of:

A. Easements not shown in the public records
B. Boundary disputes not shown in the public records
C. Improvements owned by your neighbor placed on your land

## AMERICAN LAND TITLE ASSOCIATION LOAN POLICY (4-6-90) WITH ALTA ENDORSEMENT - FORM 1 COVERAGE and AMERICAN LAND TITLE ASSOCIATION LEASEHOLD LOAN POLICY (4-6-90) WITH ALTA ENDORSEMENT - FORM 1 COVERAGE

### EXCLUSIONS FROM COVERAGE

The following matters are expressly excluded from the coverage of this policy and the Company will not pay loss or damage, costs, attorneys' fees or expenses which arise by reason of:

1. (a) Any law, ordinance or governmental regulation (including but not limited to building and zoning laws, ordinances, or regulations) restricting, regulating, prohibiting or relating to (i) the occupancy, use, or enjoyment of the land; (ii) the character, dimensions or location of any improvement now or hereafter erected on the land; (iii) a separation in ownership or a change in the dimensions or area of the land or any parcel of which the land is or was a part; or (iv) environmental protection, or the effect of any violation of these laws, ordinances or governmental regulations, except to the extent that a notice of the enforcement thereof or a notice of a defect, lien or encumbrance resulting from a violation or alleged violation affecting the land has been recorded in the public records at Date of Policy.

   (b) Any governmental police power not excluded by (a) above, except to the extent that a notice of the exercise thereof or a notice of a defect, lien or encumbrance resulting from a violation or alleged violation affecting the land has been recorded in the public records at Date of Policy.

2. Rights of eminent domain unless notice of the exercise thereof has been recorded in the public records at Date of Policy, but not excluding from coverage any taking which has occurred prior to Date of Policy which would be binding on the rights of a purchaser for value without knowledge.

3. Defects, liens, encumbrances, adverse claims or other matters:
   (a) created, suffered, assumed or agreed to by the insured claimant;
   (b) not known to the Company, not recorded in the public records at Date of Policy, but known to the insured claimant and not disclosed in writing to the Company by the insured claimant prior to the date the insured claimant became an insured under this policy;
   (c) resulting in no loss or damage to the insured claimant;
   (d) attaching or created subsequent to Date of Policy (except to the extent that this policy insures the priority of the lien of the insured mortgage over any statutory lien for services, labor or material or to the extent insurance is afforded herein as to assessments for street improvements under construction or completed at Date of Policy); or
   (e) resulting in loss or damage which would not have been sustained if the insured claimant had paid value for the insured mortgage

4. Unenforceability of the lien of the insured mortgage because of the inability or failure of the insured at Date of Policy, or the inability or failure of any subsequent owner of the indebtedness, to comply with applicable doing business laws of the state in which the land is situated.

5. Invalidity or unenforceability of the lien of the insured mortgage, or claim thereof, which arises out of the transaction evidenced by the insured mortgage and is based upon usury or any consumer credit protection or truth in lending law.

6. Any statutory lien for services, labor or materials (or the claim or priority of any statutory lien for services, labor or materials over the lien of the insured mortgage) arising from an improvement or work related to the land which is contracted for and commenced subsequent to Date of Policy and is not financed in whole or in part by proceeds of the indebtedness secured by the insured mortgage which at Date of Policy the insured has advanced or is obligated to advance.

7. Any claim, which arises out of the transaction creating the interest of the mortgagee insured by this policy, by reason of the operation of federal bankruptcy, state insolvency, or similar creditors' rights laws.

**The above policy forms may be issued to afford either Standard Coverage or Extended Coverage. In addition to the above Exclusions from Coverage, the Exceptions from Coverage in a Standard Coverage policy will also include the following General Exceptions:**

### EXCEPTIONS FROM COVERAGE

This policy does not insure against loss or damage (and the Company will not pay costs, attorneys' fees or expenses) which arise by reason of:

1. Taxes or assessments which are not shown as existing liens by the records of any taxing authority that levies taxes or assessments on real property or by the public records.
   Proceedings by a public agency which may result in taxes or assessments, or notices of such proceedings, whether or not shown by the records of such agency or by the public records.
2. Any facts, rights, interests or claims which are not shown by the public records but which could be ascertained by an inspection of the land or by making inquiry of persons in possession thereof.
3. Easements, liens or encumbrances, or claims thereof, which are not shown by the public records.
4. Discrepancies, conflicts in boundary lines, shortage in area, encroachments, or any other facts which a correct survey would disclose, and which are not shown by the public records.
5. (a) Unpatented mining claims; (b) reservations or exceptions in patents or in Acts authorizing the issuance thereof; (c) water rights, claims or title to water, whether or not the matters excepted under (a), (b) or (c) are shown by the public records.

## AMERICAN LAND TITLE ASSOCIATION OWNER'S POLICY (4-6-90)
## and
## AMERICAN LAND TITLE ASSOCIATION LEASEHOLD OWNER'S POLICY (4-6-90)

### EXCLUSIONS FROM COVERAGE

The following matters are expressly excluded from the coverage of this policy and the Company will not pay loss or damage, costs, attorneys' fees or expenses which arise by reason of:

1. (a) Any law, ordinance or governmental regulation (including but not limited to building and zoning laws, ordinances, or regulations) restricting, regulating, prohibiting or relating to (i) the occupancy, use, or enjoyment of the land; (ii) the character, dimensions or location of any improvement now or hereafter erected on the land; (iii) a separation in ownership or a change in the dimensions or area of the land or any parcel of which the land is or was a part; or (iv) environmental protection, or the effect of any violation of these laws, ordinances or governmental regulations, except to the extent that a notice of the enforcement thereof or a notice of a defect, lien or encumbrance resulting from a violation or alleged violation affecting the land has been recorded in the public records at Date of Policy.

   (b) Any governmental police power not excluded by (a) above, except to the extent that a notice of the exercise thereof or a notice of a defect, lien or encumbrance resulting from a violation or alleged violation affecting the land has been recorded in the public records at Date of Policy.

2. Rights of eminent domain unless notice of the exercise thereof has been recorded in the public records at Date of Policy, but not excluding from coverage any taking which has occurred prior to Date of Policy which would be binding on the rights of a purchaser for value without knowledge.

3. Defects, liens, encumbrances, adverse claims or other matters:
   (a) created, suffered, assumed or agreed to by the insured claimant;
   (b) not known to the Company, not recorded in the public records at Date of Policy, but known to the insured claimant and not disclosed in writing to the Company by the insured claimant prior to the date the insured claimant became an insured under this policy;
   (c) resulting in no loss or damage to the insured claimant;
   (d) attaching or created subsequent to Date of Policy; or
   (e) resulting in loss or damage which would not have been sustained if the insured claimant had paid value for the estate or interest insured by this policy.

4. Any claim, which arises out of the transaction vesting in the insured the estate or interest insured by this policy, by reason of the operation of federal bankruptcy, state insolvency, or similar creditors' rights laws.

**The above policy forms may be issued to afford either Standard Coverage or Extended Coverage. In addition to the above Exclusions from Coverage, the Exceptions from Coverage in a Standard Coverage policy will also include the following General Exceptions:**

### EXCEPTIONS FROM COVERAGE

This policy does not insure against loss or damage (and the Company will not pay costs, attorneys' fees or expenses) which arise by reason of:

1. Taxes or assessments which are not shown as existing liens by the records of any taxing authority that levies taxes or assessments on real property or by the public records.

   Proceedings by a public agency which may result in taxes or assessments, or notices of such proceedings, whether or not shown by the records of such agency or by the public records.

2. Any facts, rights, interests or claims which are not shown by the public records but which could be ascertained by an inspection of the land or by making inquiry of persons in possession thereof.

3. Easements, liens or encumbrances, or claims thereof, which are not shown by the public records.

4. Discrepancies, conflicts in boundary lines, shortage in area, encroachments, or any other facts which a correct survey would disclose, and which are not shown by the public records.

5. (a) Unpatented mining claims; (b) reservations or exceptions in patents or in Acts authorizing the issuance thereof; (c) water rights, claims or title to water, whether or not the matters excepted under (a), (b) or (c) are shown by the public records.

EXHIBIT C

# DETAIL OF CAPITAL OUTLAY EXPENDITURES

| ICHARD REDEVELOPMENT | 1992 | 1993 | 1994 | 1995 | 1996 | 1997 | TOTAL |
|---|---|---|---|---|---|---|---|
| **991 PLANTINGS: 9.5 ACRES** | | | | | | | |
| SECTION 3–3.0 ACRES | | | | | | | |
| SECTION 7–6.5 ACRES | | | | | | | |
| CAPITALIZED CULTURAL COSTS | $10,165 | $10,165 | $13,015 | | | | $33,345 |
| TOTAL 1991 PLANTINGS | $10,165 | $10,165 | $13,015 | | | | $33,345 |
| **993 PLANTINGS: 36.9 ACRES** | | | | | | | |
| SECTION 1 –9.4 ACRES | | | | | | | |
| SECTION 5 –7.5 ACRES | | | | | | | |
| BARE LAND–20 ACRES | | | | | | | |
| DELOPMENT COSTS | | $110,700 | | | | | $110,700 |
| CAPITALIZED CULTURAL COSTS | | $35,793 | $39,483 | $39,483 | $50,553 | | $165,312 |
| TOTAL 1993 PLANTINGS | | $146,493 | $39,483 | $39,483 | $50,553 | | $276,012 |
| **994 PLANTINGS: 7.5 ACRES** | | | | | | | |
| SECTION 5 –7.5 ACRES | | | | | | | |
| DELOPMENT COSTS | | | $22,500 | | | | $22,500 |
| CAPITALIZED CULTURAL COSTS | | | $7,275 | $8,025 | $8,025 | $10,275 | $33,600 |
| TOTAL 1994 PLANTINGS | | | $29,775 | $8,025 | $8,025 | $10,275 | $56,100 |
| TAL ORCHARD REDL. COSTS | $10,165 | $156,658 | $82,273 | $47,508 | $58,578 | $10,275 | $365,457 |
| **THER CAPITAL OUTALY EXPENDITURES** | | | | | | | |
| EN WINDMACHINES | $150,000 | | | | | | $150,000 |
| TAL EXPENDITURES | $160,165 | $156,658 | $82,273 | $47,508 | $58,578 | $10,275 | $515,457 |

EXHIBIT D

# AFFIDAVIT OF NON-FOREIGN STATUS BY U.S. PERSON (ENTITY TRANSFEROR)

1. Section 1445 of the Internal Revenue Code provides that a transferee (buyer) of a U.S. real property interest must withhold tax if the transferor (seller) is not a "U.S. Person." [IRC §1445 (f) (3)].

2. To inform each transferee that withholding of tax is not required upon disposition of a U.S. real property interest by The Caldwell Trusts (hereinafter referred to as "the Transferor"), the undersigned hereby certifies, and declares the following on behalf of the Transferor:

   A. The one item marked below is true and correct:

   X (i) The Transferor is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as these terms are defined in the Internal Revenue Code and Income Tax Regulations).

   ___ (ii) The Transferor is a corporation incorporated under the laws of a foreign jurisdiction but has elected to be treated as a U.S. corporation under Section 897(i) of the Internal Revenue Code, AND HAS ATTACHED TO THIS CERTIFICATE A TRUE AND GENUINE COPY OF THE ACKNOWLEDGEMENT OF SUCH ELECTION ISSUED BY THE IRS.

   B. The Transferor's employer identification number is Survivor's Trust: [redacted]; Marital Trust: [redacted]

   C. The Transferor's office address is c/o Roger C. Pettitt, 626 Wilshire Boulevard, Suite 410, Los Angeles, California 90017.

3. The Transferor understands that this certificate may be disclosed to the Internal Revenue Service by the transferee and that any false statement contained in this certification may be punished by fine or imprisonment (or both).

4. The Transferor understands that the transferee is relying on this certificate in determining whether withholding is required and that the transferee may face liabilities if any statement in this certificate is false.

5. The Transferor hereby indemnifies each transferee, and agrees to hold each transferee harmless from any liability or cost which such transferee may incur as a result of: (i) the Transferor's failure to pay any U.S. Federal income tax which the Transferor is required to pay under applicable U.S. law, or (ii) any false or misleading statement contained herein.

Under penalties of perjury under the laws of the State of California I declare that I have examined this certificate and to the best of my knowledge and belief it is true, correct, and complete; I further declare that I have authority to sign this document on behalf of the Transferor.

EXECUTED in Santa Barbara County, State of California on July 30, 1992.

Transferor: Caldwell Survivor's Trust and Caldwell Marital Trust

By: Phila M. Caldwell

Title: Phila M. Caldwell, Co-Trustee.

Subscribed and sworn to before me this 30 day of July, 1992.

Cheryl Ann Meyer
Notary Public

CHERYL ANN MEYER
COMM. #960960
Notary Public-California
VENTURA COUNTY
My comm. expires MAR 24,1996

EXHIBIT E

# GUARANTY OF LEASE

WHEREAS, PHILA M. CALDWELL and GORDON B. CRARY, JR. as Trustees, hereinafter referred to as "Lessor", and SANTA PAULA LAND COMPANY, INC., a California Corporation, hereinafter referred to as "Lessee", are about to execute a document entitled "Lease and Option Agreement" dated January 11, 1992, concerning the premises commonly known as THE CALDWELL REFUGIO RANCH wherein Lessor will lease the premises to Lessee, and

WHEREAS, LIMONEIRA COMPANY, Parent of the Lessee, hereinafter referred to as "Guarantor" has a financial interest in Lessee, and

WHEREAS, Lessor would not execute the Lease if Guarantor did not execute and deliver to Lessor this Guarantee of Lease.

NOW THEREFORE, for and in consideration of the execution of the foregoing Lease by Lessor and as a material inducement to Lessor to execute said Lease, Guarantor hereby unconditionally and irrevocably guarantees the prompt payment by Lessee of all rentals and all other sums payable by Lessee under said Lease and the faithful and prompt performance by Lessee of each and every one of the terms, conditions and covenants of said Lease to be kept and performed by Lessee.

This Guaranty shall not be released, modified or affected by failure or delay on the part of Lessor to enforce any of the rights or remedies of the Lessor under said Lease, whether pursuant to the terms thereof or at law or in equity.

No notice of default need be given to Guarantor, it being specifically agreed and understood that the guarantee of the undersigned is a continuing guarantee under which Lessor may proceed forthwith and immediately against Lessee or against Guarantor following any breach or default by Lessee or for the enforcement of any rights which Lessor may have as against Lessee pursuant to or under the terms of the within Lease or at law or in equity.

Lessor shall have the right to proceed against Guarantor hereunder following any breach or default by Lessee without first proceeding against Lessee and without previous notice to or demand upon either Lessee or Guarantor.

Guarantor hereby waive (a) notice of acceptance of this Guaranty, (b) demand of payment, presentation and protest, (c) all right to assert or plead any statute of limitations as to or relating to this Guaranty and the Lease, (d) any right to require the Lessor to proceed against the Lessee or any other Guarantor or any other person or entity liable to Lessor, (e) any right to require Lessor to apply to any default any security deposit or other security it may hold under the Lease, (f) any right to require Lessor to proceed under any other remedy Lessor may have before proceeding against Guarantor, (g) any right of subrogation.

Guarantor does hereby subrogate all existing or future indebtedness of Lessee to Guarantor to the obligations owed to Lessor under the Lease and this Guaranty.

The obligation of Lessee under the Lease to execute and deliver estoppel statements and financial statements, as therein provided, shall be deemed to also require the Guarantor hereunder to do and provide the same relative to Guarantor.

The term "Lessee" whenever hereinabove used refers to and means the Lessee in the foregoing Lease specifically named and also any assignee or sublessee of said Lease and also any successor to the interests of said Lessee, assignee or sublessee of such Lease or any part thereof, whether by assignment, sublease or otherwise.

In the event any action be brought by said Lessor against Guarantor hereunder to enforce the obligation of Guarantor hereunder, the unsuccessful party in such action shall pay to the prevailing party therein a reasonable attorney's fee which shall be fixed by the court.

Executed at: Goleta, California

on July 30, 1992

Address: 1146 Cummings Road

Santa Paula, Calif. 93060

LIMONEIRA COMPANY

By [signature] PRESIDENT

By [signature]

"GUARANTOR"

RECORDING REQUESTED BY

AND WHEN RECORDED MAIL TO )
)
NAME )
STREET )
ADDRESS )
CITY & )
STATE )
) (SPACE ABOVE THIS LINE FOR RECORDER'S USE)

## MEMORANDUM OF LEASE

This Memorandum of Lease is made as of January 1, 1992, between PHILA M. CALDWELL and GORDON B. CRARY, JR. AS TRUSTEES OF THE CALDWELL SURVIVOR'S TRUST UTA DATED 9/29/86 (T.I.N. [redacted]), and THE CALDWELL MARITAL TRUST UTA DATED 9/29/86 (T.I.N. [redacted]) ("Lessor") and SANTA PAULA LAND COMPANY, INC., a wholly owned subsidiary of LIMONEIRA COMPANY, a Delaware corporation ("Lessee").

1. __Term and Premises__. Lessor leases to Lessee and Lessee leases from Lessor the real property located in Santa Barbara County, California, described in Exhibit A attached to this Memorandum of Lease, for a term of ten (10) years, commencing January 1, 1992, on the provisions of the Lease and Option Agreement ("Lease") between the parties, which Lease is dated on the same date as this Memorandum of Lease. The provisions of the Lease are incorporated by reference into this Memorandum of Lease.

2. __Lessee's Option to Purchase Premises__. Reference is made to Section 20 of the Lease, wherein Lessor grants to Lessee an option to purchase the premises on the terms, provisions and conditions therein set forth.

3. __Provisions Binding on Lessor and Lessee__. The provisions of the Lease to be performed by Lessor and Lessee, respectively, and whether affirmative or negative in nature, are intended to and shall bind each of Lessor and Lessee and each of its successors and assigns, and shall inure to the benefit of each of Lessor and Lessee, respectively, and each of its successors and assigns.

4. **Purpose of Memorandum of Lease**. This Memorandum of Lease is executed and delivered for the purpose of recordation, and it in no way modifies the provisions of the Lease.

IN WITNESS WHEREOF, the parties have executed this Memorandum of Lease in two or more counterparts, each as an original and all together as one instrument as of the date first above written.

LESSOR:

THE CALDWELL SURVIVOR'S TRUST UTA DATED 9/29/86 AND
THE CALDWELL MARITAL TRUST UTA DATED 9/29/86

By Phila M. Caldwell
**Phila M. Caldwell** - Trustee

By Gordon B. Crary, Jr.
**Gordon B. Crary, Jr.** - Trustee

LESSEE:

SANTA PAULA LAND CO., INC.

By John M Dickenson III
**Chairman**

By
**President**

STATE OF CALIFORNIA )
) ss.
COUNTY OF LOS ANGELES )

On July 30, 1992, before me, a Notary Public in and for said county and state, personally appeared **PHILA M. CALDWELL**, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in the capacity indicated at the signature point.

WITNESS my hand and official seal.

CHERYL ANN MEYER
COMM. #960950
Notary Public California
VENTURA COUNTY
My comm. expires MAR 24 1996

Notary Public in and for said County and State.

STATE OF CALIFORNIA )
) ss.
COUNTY OF LOS ANGELES )

On July 30, 1992, before me, a Notary Public in and for said county and state, personally appeared **GORDON B. CRARY, JR.**, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in the capacity indicated at the signature point.

WITNESS my hand and official seal.

CHERYL ANN MEYER
Notary Public California
VENTURA COUNTY

Notary Public in and for said County and State.

STATE OF CALIFORNIA )
) ss.
COUNTY OF SANTA BARBARA )

On July 30, 1992, before me, a Notary Public in and for said county and state, personally appeared **JOHN DICKENSON,** personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in the capacity indicated at the signature point.

WITNESS my hand and official seal.

CHERYL ANN MEYER
COMM. #960960
Notary Public-California
VENTURA COUNTY
My comm. expires MAR 24,1996

Notary Public in and for said County and State.

STATE OF CALIFORNIA )
) ss.
COUNTY OF SANTA BARBARA )

On July 30, 1992, before me, a Notary Public in and for said county and state, personally appeared **PIERRE TADA,** personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in the capacity indicated at the signature point.

WITNESS my hand and official seal.

CHERYL ANN MEYER
COMM. #960950
Notary Public-California
VENTURA COUNTY
My comm. expires MAR 24,1996

Notary Public in and for said County and State.

THAT PORTION OF TRACT NO. 1 AND TRACT NO. 2 OF THE DIVISION OF ALL THAT PART OF THE RANCHO NUESTRA SENORA DEL REFUGIO THAT BELONGED TO THE ESTATE OF BRUNE ORELLO, DECEASED, IN THE COUNTY OF SANTA BARBARA, STATE OF CALIFORNIA, ACCORDING TO MAP RECORDED IN BOOK 2, PAGE 16 OF MAPS AND SURVEYS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS:

BEGINNING AT A PIPE SURVEY MONUMENT ON LEDGE OF ROCK AT THE NORTHWEST CORNER OF TRACT NO.2; THENCE ALONG THE LINE OF SAID TRACT 2 OF SAID SUBDIVISION THE FOLLOWING COURSES AND DISTANCES: SOUTH 4° 40 1/2' EAST 1063.9 FEET TO A PIPE SURVEY MONUMENT ABOUT 1 FOOT EAST OF FENCE POST MARKED "F" 12; THENCE SOUTH 2° 16' EAST 699.1 FEET TO A PIPE SURVEY MONUMENT ABOUT 1 FOOT WEST OF FENCE POST MARKED "F" 13; THENCE SOUTH 8° 57' EAST 747.0 FEET TO A PIPE SURVEY MONUMENT ABOUT 1 FOOT EAST OF FENCE POST MARKED "F" 8; THENCE SOUTH 2° 45' EAST 1749.5 FEET TO A PIPE SURVEY MONUMENT ABOUT 1 FOOT EAST OF FENCE POST MARKED "F" 7; THENCE SOUTH 18° 26 1/2 WEST 1062 FEET TO A PIPE SURVEY MONUMENT IN MOUND OF ROCKS, FROM WHICH FENCE POST MARKED "F" 14 L.P. BEARS SOUTH 66° 50' EAST 1 1/2 FEET; THENCE SOUTH 66° 50' EAST 4799.2 FEET TO A POINT FROM WHICH AN X CUT ON ROCK MARKED F.B.P. BEARS SOUTH 50° 18' WEST 47.3 FEET, ANOTHER X CUT ON ROCK MARKED X F.B.P. BEARS NORTH 54° 06' WEST 54.78 FEET AND A NAIL IN ANGLE POST OF FENCE BEARS SOUTH 88° 57' EAST 20.55 FEET; THENCE ALONG THE CENTER LINE OF REFUGIO ROAD, NORTH 45° 25' EAST 149.5 FEET TO A POINT ; THENCE NORTH 24° 07' EAST 318.7 FEET TO A POINT; THENCE NORTH 15° 41' EAST 791.55 FEET TO A POINT; THENCE NORTH 25° 17' WEST 180.4 FEET TO A POINT; THENCE NORTH 17° 31' EAST 245.6 FEET TO A POINT FROM WHICH A PIPE SURVEY MONUMENT ON THE WEST SIDE OF REFUGIO ROAD BEARS NORTH 78° 56' WEST 20.24 FEET; THENCE LEAVING SAID LINE OF SAID TRACT 2 OF SAID SUBDIVISION, NORTH 78° 56' WEST 522.0 FEET TO A PIPE SURVEY MONUMENT ON TOP OF BANK; THENCE NORTH 24° 37' EAST 241.9 FEET TO A PIPE SURVEY MONUMENT TOP OF BANK; THENCE NORTH 12° 55' EAST 141.6 FEET TO A SPIKE IN ROOT OF WILLOW TREE; THENCE NORTH 19° 22' EAST 140.8 FEET TO A PIPE SURVEY MONUMENT FROM WHICH A SPIKE IN LARGE SYCAMORE BEARS SOUTH 48 1/4° WEST 3.9 FEET; THENCE NORTH 64° 55' EAST 191.7 FEET TO A PIPE SURVEY MONUMENT FROM WHICH SPIKE IN ALDER TREE BEARS NORTH 57° WEST 3.31 FEET, ALSO A SPIKE IN ANOTHER ALDER TREE BEARS SOUTH 56° WEST 11.74 FEET; THENCE NORTH 37° 52' EAST 118.5 FEET TO A PIPE SURVEY MONUMENT; THENCE NORTH 62° 12' EAST 60.4 FEET TO A PIPE SURVEY MONUMENT; THENCE NORTH 18° 20' EAST 94.4 FEET TO A PIPE SURVEY MONUMENT; THENCE NORTH 42° 14' WEST 173.3 FEET TO A PIPE SURVEY MONUMENT FROM WHICH A SPIKE IN

DESCRIPTION CONTINUED.

ALDER TREE BEARS SOUTH 80 1/2° EAST 16.6 FEET AND SPIKE IN A WILLOW TREE BEARS NORTH 30 3/4° EAST 17.83 FEET; THENCE NORTH 35° 52' WEST 94.0 FEET TO A PIPE SURVEY MONUMENT FROM WHICH A SPIKE IN ALDER TREE BEARS SOUTH 28 1/2° EAST 11.02 FEET AND A SPIKE IN ANOTHER ALDER TREE BEARS NORTH 21 1/4° WEST 10.52 FEET; THENCE NORTH 15° 50' WEST 97.7 FEET TO A PIPE SURVEY MONUMENT ON TOP OF BANK; THENCE NORTH 46° 51' EAST 117.2 FEET TO A PIPE SURVEY MONUMENT ON TOP OF BANK; THENCE NORTH 23° 08' EAST 139.2 FEET TO A PIPE SURVEY MONUMENT FROM WHICH A SPIKE IN WILLOW BEARS SOUTH 8 1/4° WEST 5.20 FEET AND SPIKE IN ANOTHER WILLOW BEARS SOUTH 62 3/4° EAST 13.88 FEET; THENCE NORTH 48° 09' EAST 84.3 FEET TO A PIPE SURVEY MONUMENT FROM WHICH A SPIKE IN ALDER TREE BEARS NORTH 51 1/2° WEST 10.40 FEET AND ANOTHER SPIKE IN ALDER TREE BEARS NORTH 70" EAST 5.95 FEET; THENCE NORTH 39° 02' EAST 223.0 FEET TO A PIPE SURVEY MONUMENT FROM WHICH A SPIKE IN ALDER TREE BEARS NORTH 48 1/2° EAST 9.70 FEET AND ANOTHER SPIKE IN ALDER TREE BEARS NORTH 34 1/2° WEST 15.75 FEET; THENCE NORTH 65° 13' WEST 148.0 FEET TO A PIPE SURVEY MONUMENT; THENCE NORTH 7° 51' WEST 125.6 FEET TO AN X ON TOP OF ROCK; THENCE NORTH 25° 30' EAST 106.4 FEET TO A PIPE SURVEY MONUMENT; THENCE NORTH 43° 34' EAST 221.7 FEET TO A PIPE SURVEY MONUMENT; THENCE NORTH 47°14' EAST 108.3 FEET TO A PIPE SURVEY MONUMENT; THENCE NORTH 9° 01' WEST 75.5 FEET TO A PIPE SURVEY MONUMENT; THENCE NORTH 40° 34' WEST 147.6 FEET TO A PIPE SURVEY MONUMENT; THENCE SOUTH 45° 41' WEST 111.1 FEET TO A PIPE SURVEY MONUMENT; THENCE SOUTH 72° 17' WEST 77.2 FEET TO A PIPE SURVEY MONUMENT; THENCE NORTH 71° 11' WEST 87.8 FEET TO A PIPE SURVEY MONUMENT; THENCE NORTH 1° 51' EAST 74.4 FEET TO A SPIKE IN ROOT OF WILLOW; THENCE NORTH 4° 02' EAST 59.7 FEET TO A PIPE SURVEY MONUMENT; THENCE NORTH 69° 10' WEST 1630.5 FEET TO A PIPE SURVEY MONUMENT; THENCE NORTH 15° 51' WEST 421.3 FEET TO A PIPE SURVEY MONUMENT; THENCE NORTH 1° 17' WEST 1054.0 FEET TO A SPIKE IN ROOT OF LIVE OAK STUMP; THENCE NORTH 68° 53' WEST 123.7 FEET TO A SPIKE IN ROOT OF LIVE OAK; THENCE NORTH 71° 36' WEST 309.6 FEET TO A SPIKE IN ROOT OF LIVE OAK; THENCE SOUTH 81° 21' WEST 238.6 FEET TO A PIPE SURVEY MONUMENT ON TOP OF RIDGE; THENCE SOUTH 83° 53' WEST 84.0 FEET TO A SPIKE IN ROOT OF LIVE OAK; THENCE NORTH 63° 46' WEST 115.6 FEET TO A SPIKE ON NORTH SIDE OF LIVE OAK; THENCE NORTH 16° 00' EAST 261.5 FEET TO A PIPE SURVEY MONUMENT; THENCE NORTH 22° 44' EAST 810.6 FEET TO A PIPE SURVEY MONUMENT ON THE NORTH LINE OF THE REFUGIO RANCHO FROM WHICH A SPIKE IN LIVE OAK BEARS NORTH 16° 40' EAST 23.95 FEET AND A SPIKE IN ANOTHER LIVE OAK BEARS SOUTH 65 1/2° WEST 39.31 FEET, ALSO A 2-INCH PIPE SURVEY MONUMENT AT THE SOUTHEAST CORNER OF THE TAJIGUAS RANCHO, BEARS SOUTH 89° 55 1/2' EAST 118.9 FEET; THENCE NORTH 89° 55 1/2' WEST 2662.3 FEET TO THE POINT OF BEGINNING.

SAID LAND IS ALSO SHOWN ON MAP RECORDED MAY 14, 1930 IN BOOK 20, PAGE 180 OF RECORDS OF SURVEY, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

DESCRIPTION CONTINUED:

EXCEPTING THEREFROM ALL THAT PORTION OF SAID LAND LYING NORTHERLY OF THE FOLLOWING DESCRIBED LINE: COMMENCING AT A SURVEY MONUMENT AT THE NORTHWEST CORNER OF SAID LAND; THENCE ALONG THE WESTERLY LINE OF SAID PARCEL THE FOLLOWING COURSES AND DISTANCES: SOUTH 4°40'30" EAST 1063.9 FEET, THENCE SOUTH 2°16'00" EAST 355.00 FEET TO THE TRUE POINT OF BEGINNING; THENCE SOUTH 88°02'24" EAST LEAVING SAID WESTERLY LINE AND INTO SAID LAND 3012 FEET MORE OR LESS TO A POINT IN THE EASTERLY LINE OF SAID LAND.

SAID LAND IS SHOWN TOGETHER WITH OTHER LAND ON MAP RECORDED MAY 14, 1930 IN BOOK 20, PAGE 180 OF RECORDS OF SURVEY, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.


12' METAL GATE
FENCE
WATER TANK
C.L. 60' WIDE ROAD EASEMENT
POND
Lease Boundary
WOOD FRAME BUILDING
LEASE BOUNDARY
WOOD BUILDING
POWER POLE (TYP.)
MAIN RESIDENCE
POOL
LEASE BOUNDARY CREST OF HILL
AVOCADO ORCHARD
C.L. DIRT ROAD
C.L. OF 20' WIDE DIRT ROAD
TRAILER
GARAGE
LEASE BOUNDARY
HOBBY SHOP
BARN
FUEL TANKS
SHED
MACHINE SHOP
TOP OF BANK
GARAGE
LEASE BOUNDARY
PROPERTY BOUNDARY
C.L. 60' WIDE ROAD EASEMENT
C.L. GRAVEL DRIVE
C.L. 16' WIDE DIRT ROAD
BARBED WIRE FENCE
PARKING SHED
WATER TANK
GARAGE
WOOD FRAME HOUSE
C.L. REFUGIO ROAD
MAP SHOWING LOCATION OF THREE LEASE EXCLUSION PARCELS AND CERTAIN IMPROVEMENTS ON A.P.N. 81-200-17.
PREPARED FEBRUARY, 1992 AT THE REQUEST OF MRS. PHILA CALDWELL
GRAPHIC SCALE
( IN FEET )
1 inch = 100 ft.
■ = SET WOODEN HUB & LATH FOR LEASE CORNER.
LICENSED LAND SURVEYOR
STATE OF CALIFORNIA
MARTIN, NORTHART & SPENCER, INC.
CIVIL ENGINEERS - LAND SURVEYORS


A.P.N. 81-200-17
LEASE #1
LEASE #2
LEASE #3
C.L. REFUGIO ROAD
GRAPHIC SCALE
( IN FEET )
1 inch = 400 ft.
LOCATION MAP SHOWING
LEASE EXCLUSION PARCELS
MARTIN NORTHART & SPENCER, INC.
CIVIL ENGINEERS - LAND SURVEYORS